Exhibit 99.1

Biostar Pharmaceuticals Regains Compliance with NASDAQ $1.00 Minimum Bid Price

XIANYANG, China, February 24, 2016 -- Biostar Pharmaceuticals, Inc. (NASDAQ: BSPM) (“Biostar”), a PRC-based developer, manufacturer and marketer of pharmaceutical and health supplement products in China, today announced that on February 22, 2016, NASDAQ notified the Company that it had regained compliance with continued listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 for continued listing on the NASDAQ Stock Market and that the matter was now closed.

Ronghua Wang, Biostar’s Chairman and CEO, commenting on the announcement, stated that “Regaining compliance with NASDAQ’s minimum bid price rule is a significant achievement for the Company. With this issue behind us, the Company’s management will continue to pursue its objective of maximizing shareholder value and strengthening the Company’s core business.”

About Biostar Pharmaceuticals, Inc.

Biostar Pharmaceuticals, Inc., through its wholly owned subsidiary and controlled affiliate in China, develops, manufactures and markets pharmaceutical and health supplement products for a variety of diseases and conditions. For more information please visit: http://www.biostarpharmaceuticals.com.

Safe Harbor relating to the Forward-Looking Statements

Certain statements in this release concerning our future growth prospects are forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and similar expressions to identify forward-looking statements in this press release, including forward-looking statements. Undue reliance should not be placed on forward-looking information. Forward-looking information is based on current expectations, estimates and projections that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by Biostar and described in the forward-looking information contained in this news release. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding our ability to achieve the expected market interest in the Company’s product line following the advertising campaign, the Company’s ability to continue to comply with the Nasdaq continued listing requirements, to achieve its growth strategy, incorporate and successfully develop additional drugs into the Company’s existing product portfolio, its ability to capitalize on the market opportunities presented by such acquisition, regulatory and other related approvals relating to the acquisition, the Company’s ability to integrate this acquisition into its current operations, its ability to complete the audit and other closing conditions relating to the acquisition,  success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts and legal restrictions on raising capital or acquiring companies outside China. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings including our most recent Annual Report on Form 10-K for the year ended December 31, 2014, and other subsequent public filings. These filings are available at www.sec.gov. We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.

 Investor Relations Contact

Please send questions or comments to:

Biostar Pharmaceuticals, Inc.
Investor Relations Coordinator
+86-29-3368-6638
office@aoxing-group.com
http://www.biostarpharmaceuticals.com